Exhibit 99.1

NASDAQ: INM Suite 1445-885 West Georgia St. Vancouver, BC, Canada V6C 3E8 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Provides Update on BayMedica Commercial Business

Vancouver, British Columbia – December 12, 2025 – InMed Pharmaceuticals Inc. (Nasdaq: INM) (“InMed” or the “Company”), a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, today released the following statement.

Recently, H.R. 5371, the “Continuing Appropriations, Agriculture, Legislative Branch, Military Construction and Veterans Affairs, and Extensions Act, 2026” (the “Act”) was signed into law.

The Company has been evaluating the impact of the Act with its advisors and believes that the Act, in its current form and without further amendment, will have a material negative impact on BayMedica Inc. (“BayMedica”), a subsidiary of the Company. Specifically, certain aspects of BayMedica’s commercial business and its inventory of rare, non-intoxicating cannabinoids would be prohibited under the Act if it comes into force on November 12, 2026, in its current form. BayMedica is evaluating the potential of creating alternative supply chain options in order to maintain continued regulatory compliance.

InMed Remains Focused on Core Pharmaceutical Programs

Despite the potential impact of the Act on BayMedica’s commercial operations, the new legislation does not affect InMed’s pharmaceutical drug development programs, which operate within the traditional drug approval pathway under FDA guidance. InMed remains fully committed to advancing its core pharmaceutical business. The Company continues to progress INM-901 for the treatment of Alzheimer’s disease and INM-089 for the treatment of age-related macular degeneration (AMD).

You should review this press release together with the Risk Factors, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the consolidated financial statements and footnotes in the Company’s latest Annual, Quarterly and Other Reports filed with the Securities and Exchange Commission for a discussion of BayMedica’s contribution to the Company’s consolidated financial results and balance sheet that could be negatively impacted if the Act comes into force in its current form.

About InMed

InMed Pharmaceuticals is a pharmaceutical drug development company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed’s pipeline consists of three separate programs in the treatment of Alzheimer’s, ocular and dermatological indications. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Without limiting the foregoing, forward-looking information in this news release includes, but is not limited to, statements about the Act, the impact of the Act on BayMedica, any potential modifications to the Act and/or the timing thereof and the alternative options available to BayMedica and the Company.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions regarding, among other things: its ability to obtain all necessary regulatory approvals on a timely basis, or at all, potential U.S. legislative changes and developments, if any; and continued economic and market stability. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K, InMed’s Quarterly Report on Form 10-Q and other filings with the Security and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.